                                                                   EXHIBIT 10.21

                              DRUGSTORE.COM, INC.

                  SECOND AMENDED AND RESTATED VOTING AGREEMENT
                  --------------------------------------------


     This Second Amended and Restated Voting Agreement (the "Agreement") is made as of May 19, 1999, by and among drugstore.com, inc., a Delaware corporation (the "Company"), Jed Smith (the "Founder"), Peter Neupert ("Neupert") and the holders of shares of Series A Preferred Stock and Series D Preferred Stock listed on Exhibit A (collectively, the "Investors" and each individually, an "Investor") and terminates and supersedes in all respects that certain Amended and Restated Voting Agreement dated August 10, 1998, by and among the Company and certain of the Investors (the "Prior Agreement").

                                    RECITALS
                                    --------

     A. Vulcan Ventures Incorporated ("Vulcan") has executed a counterpart signature page to the Series D Preferred Stock and Convertible Note Purchase Agreement (the "Purchase Agreement") dated May 19, 1999 pursuant to which the Company will sell to Vulcan and Vulcan will purchase from the Company Notes convertible into shares of the Company's Series D Preferred Stock. In connection with Vulcan's obligations under the Purchase Agreement, the Company, the Founder, Neupert and the Investors have agreed to enter into this Agreement for the purpose of setting forth the terms and conditions pursuant to which the Investors, the Founder and Neupert shall vote their shares of the Company's voting stock in favor of certain designees to the Company's Board of Directors (the "Board"). The Company, the Investors, the Founder and Neupert each desire to facilitate the voting arrangements set forth in this Agreement, and the sale and purchase of shares of Series D Preferred Stock pursuant to the Purchase Agreement, by agreeing to the terms and conditions set forth below.

     B. Pursuant to Section 4.2 of the Prior Agreement, this Agreement is being executed by the Company, the Founder, and holders of at least two-thirds (2/3) of the Company's capital stock held by the Investors who were parties to the Prior Agreement, thereby permitting the Prior Agreement to be terminated and superseded by this Agreement.


                                   AGREEMENT
                                   ---------

     The parties agree as follows:

     1. Election of Directors. The number of authorized directors of the Company will initially be set at eight (8). At each annual meeting of the stockholders of the Company, or at any meeting of the stockholders of the Company at which members of the Board are to be elected, or whenever members of the Board are to be elected by written consent, the Founder, Neupert and the Investors agree to vote or act with respect to their shares so as to elect:

          (a) Two (2) persons designated by Kleiner Perkins Caufield & Byers VIII ("KPCB"). One such designee may be made at KPCB's sole discretion and the other such designee shall be reasonably acceptable to a majority of the remaining Board members (excluding the KPCB designees). Such persons shall initially be John Doerr and Brook Byers. Notwithstanding the foregoing, the parties hereto shall not be obligated to vote or act to elect any representative of KPCB if KPCB, together with all of its affiliates, does not hold at least 2,000,000 shares of Series A Preferred Stock (as adjusted for any future stock splits, stock dividends, recapitalizations and the like);

          (b) Two (2) persons designated by Amazon.com. One such designee may be made at Amazon.com's sole discretion and the other such designee shall be reasonably acceptable to a majority of the remaining Board members (excluding the Amazon.com designees). Such persons shall initially be Jeffrey Bezos and such other designee as may be named at any time by Amazon.com. Notwithstanding the foregoing, the parties hereto shall not be obligated to vote or act to elect any representative of Amazon.com if Amazon.com, together with all of its affiliates, does not hold at least 2,000,000 shares of Series A Preferred Stock (as adjusted for any future stock splits, stock dividends, recapitalizations and the like);

          (c) One (1) person designated by Vulcan. Such person shall initially be William Savoy. Notwithstanding the foregoing, the parties hereto shall not be obligated to vote or act to elect any representative of Vulcan (i) until that certain convertible Promissory Note, dated May 19, 1999 is converted into shares of the Company's equity securities and (ii) if Vulcan, together with all of its affiliates, does not hold at least 2,000,000 shares of Series D Preferred Stock (as adjusted for any future stock splits, stock dividends, recapitalizations and the like after May 18, 1999);

          (d) Jed Smith, unless the Board has determined by majority vote (excluding Mr. Smith) that Mr. Smith is no longer a valuable contributor to the Company and therefore should no longer continue to serve as a director; and

          (e) Peter Neupert, unless the Board has determined by majority vote (excluding Mr. Neupert) that Mr. Neupert is no longer a valuable contributor to the Company and therefore should no longer continue to serve as a director.

          Notwithstanding the provisions of paragraphs (a) and (b) above, at any time after the date of this Agreement, either KPCB or Amazon.com may (by written notice to the other party and the Company) withdraw its right to designate two Board members. In such event, KPCB and Amazon.com shall each cause one of its designees to resign from the Board; thereafter, KPCB and Amazon.com shall each have the right to designate one Board member, selected in such party's sole discretion.

          In the event of any termination, removal or resignation of any director (other than as provided in the previous paragraph), the parties hereto shall take all actions necessary and appropriate to cause such vacancy to be filled in the manner by which such director was elected pursuant to the terms of this Agreement.

     2.  Additional Representations and Covenants.
         ----------------------------------------

     2.1 No Revocation. The voting agreements contained herein are coupled with an interest and may not be revoked during the term of this Agreement.

     2.2 Change in Number of Directors. The Founder and the Investors will not vote for any amendment or change to the Company's Fifth Amended and Restated Certificate of Incorporation or Bylaws providing for the election of more than eight (8) directors, or any other amendment or change to the Certificate of Incorporation or Bylaws inconsistent with the terms of this Agreement.

     2.3 Legends. Each certificate representing shares of the Company's capital stock held by the Founder or the Investors or any assignee of the Founder or Investors shall bear the following legend:

          "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

     2.4 Vulcan Director. The parties hereto agree to take reasonable steps to fill the vacancy on the Board with the person nominated by Vulcan pursuant to
Section 1(c) as soon as practicable following the conversion of the Note into equity securities of the Company.

     3.  Termination.
         -----------

     3.1  Termination Events.  This Agreement shall terminate upon the earlier
          ------------------
of:

     (a) consummation of an underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act, which results in gross proceeds in excess of $15,000,000 and the public offering price of which is at least $5.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization); or

     (b) when the Company shall (A) sell, convey, or otherwise dispose of all or substantially all of its property or business or merge or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) where the stockholders of the Company own less than fifty percent (50%) of the voting power of the surviving entity after such merger or consolidation or (B) effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this subsection (b) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

          3.2  Removal of Legend.   At any time after the termination of this
Agreement in accordance with Section 3.1, any holder of a stock certificate legended pursuant to Section 2.3 may surrender such certificate to the Company for removal of the legend, and the Company will duly reissue a new certificate without the legend.

     4.  Miscellaneous.
         -------------

          4.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          4.2 Amendments and Waivers. Any term hereof may be amended or waived only with the written consent of the Company, the Founder, Neupert, and holders of at least two-thirds (2/3) of the Company's capital stock held by the Investors (including, in the case of Amazon.com, any wholly-owned subsidiary of Amazon.com), provided, however, that any amendment to Section 1(c) or Section
2.4 shall require the consent of Vulcan. Any amendment or waiver effected in accordance with this Section 4.2 shall be binding upon the Company, the Investors, and any holder of the Founder's shares, and each of their respective successors and assigns.

          4.3 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth on the signature page or on Exhibit A hereto, or as subsequently modified by written notice.

          4.4 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          4.5 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

          4.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          4.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          4.8 Addition of Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Series A Preferred Stock pursuant to the Purchase Agreement, any purchaser of such shares of Series A Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "Investor" hereunder.


                            [Signature Page Follows]

     The parties hereto have executed this Second Amended and Restated Voting Agreement as of the date first written above.

COMPANY:                               INVESTORS:

DRUGSTORE.COM, INC.                    /s/ Vulcan Ventures
                                       ---------------------------------
By: /s/ Peter Neupert                  Vulcan Ventures Incorporated
    -----------------------------
    Peter Neupert, President           By:
                                           -----------------------------
Fax Number:                            Name:
            ---------------------            ---------------------------
FOUNDER:                                              (print)

/s/ Jed Smith                          Title:
---------------------------------             --------------------------
Jed Smith                              Fax Number:
                                                   ---------------------
Address:
         ------------------------
                                       Kleiner Perkins Caufield &
         ------------------------      Byers VIII, L.P.

Fax Number:                            By: KPCB VIII Associates, L.P., its
            ---------------------          General Partner

                                       By: /s/ KPCB VIII Associates
                                           -----------------------------
                                           a General Partner

                                       Address: 2750 Sand Hill Road
                                                Menlo Park, CA 94025


                                       KPCB VIII Founders Fund, L.P.

                                       By:  KPCB VIII Associates, L.P.,
                                            its General Partner

                                       By: /s/ KPCB VIII Associates
                                           -----------------------------
                                           a General Partner

                                       Address: 2750 Sand Hill Road
                                                Menlo Park, CA 94025


                               SIGNATURE PAGE TO
                 SECOND AMENDED AND RESTATED VOTING AGREEMENT

                                       KPCB Life Sciences Zaibatsu Fund II, L.P.

                                       By:  KPCB VIII Associates, L.P.,
                                            its General Partner

                                       By: /s/ KPCB VIII Associates
                                           -----------------------------
                                           a General Partner

                                       Address: 2750 Sand Hill Road
                                                Menlo Park, CA 94025


                                       Amazon.com, Inc.

                                       By: /s/ Amazon.com, Inc.
                                           -----------------------------
                                       Name:
                                             ---------------------------
                                       Title:
                                              --------------------------

                                       Address: 1516 2nd Avenue
                                                Seattle, WA 98101


                                       NEUPERT:

                                       By: /s/ Peter Neupert
                                           -----------------------------
                                           Peter Neupert

                                       Address: 1603 Evergreen Point Road
                                                Bellevue, WA 98004


                               SIGNATURE PAGE TO
                 SECOND AMENDED AND RESTATED VOTING AGREEMENT

                                   EXHIBIT A
                                   ---------

                                   INVESTORS
                                   ---------


          Name and Address
          ----------------

Kleiner Perkins Caufield & Byers VIII
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB VIII Founders Fund, L.P.
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB Information Sciences Zaibatsu Fund II, L.P.
2750 Sand Hill Road
Menlo Park, CA 94025

Amazon.com, Inc.
1516 2nd Avenue
Seattle, WA 98101
Attn: General Counsel

David Whorton
c/o Kleiner Perkins Caufield & Byers
2750 Sand Hill Road
Menlo Park, CA 94025

Vulcan Ventures Incorporated
110 110th Avenue Northeast, Suite 550
Bellevue, Washington 98004